Exhibit 10.10

AMENDMENT TO PARTNER AGREEMENT

This Amendment to Partner Agreement (“Amending Agreement”) is made this 30th, day of June, 2017, and amends that certain Unanimous Omnibus Partner Agreement (“Partner Agreement”) entered into among MINERA PLATA REAL, S. DE R.L. DE C.V., a Mexico variable capital company (a “sociedad de responsabilidad limitada de capital variable” in Spanish) (“MPR”), OPERACIONES SAN JOSÉ DE PLATA S. DE R.L. DE C.V., a Mexico variable capital company, SERVICIOS SAN JOSÉ DE PLATA S. DE R.L. DE C.V., a Mexico variable capital company, LOS GATOS LUXEMBOURG S. AR. L., a Luxembourg limited liability company (“SSMRC Lux”), SUNSHINE SILVER MINING & REFINING CORPORATION, a corporation formed under the laws of the State of Delaware (“SSMRC”) and DOWA METALS & MINING CO., LTD., a corporation incorporated under the laws of Japan (“Dowa”) effective as of January 1, 2015, as amended by agreement dated as of April 10, 2017.

Background

A.                                    The Participating Interests in MPR as of the date hereof are as follows:

SSMRC Lux:                       69.997%

SSMRC:                                                0.003%

Dowa                                                                30%

B.                                    The aggregate Capital Contributions to MPR as of the date hereof are:

SSMRC Lux                           US$119,661,538.10

SSMRC:                                                US$5,128.57

Dowa:                                                            US$51,285,714.29

C.                                    The outstanding balance of a bridge loan advance (“Dowa Bridge Loan”) by Dowa to MPR pursuant to a loan agreement (“Bridge Loan Agreement”) dated as of September 26, 2016 is US$5,714,285.28.

D.                                    The estimated cost required to complete development of the Project as of the date hereof is US$316,000,000, which is expected to be funded as follows:

(a)                                 Capital Contributions already made: US$4,285,714.29;

(b)                                 additional Capital Contributions:

(i)                                     by SSMRC/SSMRC Lux in an aggregate amount equal to US$71,200,000;

(ii)                                  by Dowa in an aggregate amount equal to US$30,514,285.71;

(c)                                  by a project finance term loan (“Term Loan”) of $210,000,000 to be advanced by Dowa pursuant to the terms and conditions of a credit agreement (“Credit Agreement”) in form and substance substantially similar to the draft attached hereto as Exhibit A.

E.                                     SSMRC/SSMRC Lux have requested additional time to raise funds required to make its Capital Contributions.

F.                                      The Parties have agreed to enter into this Amending Agreement to confirm in writing the timing for, and terms and conditions upon which they have agreed to make, additional Capital Contributions.

Agreement

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agree as follows:

1.                                      Unless expressly defined in this Amending Agreement, capitalized terms used in this Amending Agreement will have the meanings specified in the Partner Agreement.

2.                                      The Partners hereby confirm their unanimous approval of the amended Program and Budget attached hereto as Exhibit B, which are, effective immediately, the current Approved Program and Approved Budget.

3.                                      The Partners confirm that the aggregate additional Capital Contributions required to be made pursuant to the Approved Budget are as follows:

(a)                                 SSMRC/SSMRC Lux: US$71,200,000; and

(b)                                 Dowa: US$30,514,285.71.

4.                                      Before Dowa is required to make any additional Capital Contributions, SSMRC and SSMRC Lux will together make Capital Contributions in aggregate equal to US$13,333,333.32 (plus an additional amount corresponding to the accrued interest on the Bridge Loan at the time of contribution) (“Matching Contributions”). SSMRC and SSMRC Lux will make the Matching Contributions in one or more instalments beginning on or before July 31, 2017 as required pursuant to the Approved Program and Approved Budget to maintain the MPR development activities without interruption, and in any event SSMRC and SSMRC Lux will make 100% of the Matching Contributions on or before August 31, 2017.

5.                                      Concurrent with each contribution of a Matching Contribution, a pro rata portion of the Dowa Bridge Loan of $5,714,285.28 will be converted to a Dowa Capital Contribution so as to maintain the Participating Interests in MPR at 70% (SSMRC/SSMRC Lux) and 30% (Dowa).

6.                                      As soon as practicable after execution and delivery of this Amending Agreement, contribution of the Matching Contributions and conversion of the Bridge Loan to Dowa

Capital Contributions, and in any event before October 31, 2017, the Parties will make the following additional Capital Contributions:

(a)                                 SSMRC/SSMRC Lux: US$11,666,666.68; and

(b)                                 Dowa: US$5,000,000;

(together, “Second Stage Contribution”).

7.                                      After contribution in full of the Matching Contributions, and conversion in full of the Dowa Bridge Loan to Dowa Capital Contributions, and contribution in full of the Second Stage Contributions, the remaining Capital Contributions required to be made by the Partners will be:

(a)                                 SSMRC/SSMRC Lux:                                                    US$46,200,000 (“Remaining SSMRC Capital”)

(b)                                 Dowa:                                                                                                                                         US$19,800,000 (“Remaining Dowa Capital”)

(together “Remaining Required Capital Contributions”).

The Partners will contribute the Matching Contributions, the Second Stage Contributions and the Remaining Required Capital Contributions concurrently, on a pro rata basis, as required pursuant to the Approved Budget and without the requirement for any Capital Calls under section 3.5 of the Partner Agreement, and in any event the Partners will contribute the Remaining Required Capital Contributions on or before the earlier of: (i) June 30, 2019; and (ii) Substantial Completion of construction of the MPR mine. For purposes of this Amending Agreement, “Substantial Completion” shall mean that all mine and infrastructure development and construction work has been completed in accordance with the construction contract documents, permitting the operator to commence commissioning for operation of the mine for the intended purpose and at designed throughput levels.

8.                                      If SSMRC or SSMRC Lux refuse or fail to contribute all or any part of the Remaining SSMRC Capital within the deadline set forth in Section 7 above, then Dowa may elect to fund all or any part of such amounts together with the corresponding pro rata portion of Remaining Dowa Capital, as loans to MPR (together, “Dowa MPR Loan”). The terms of the Dowa MPR Loan will include the following:

(a)                                 interest will accrue at a rate equal to LIBOR plus 1.5% per annum upon that amount of such Dowa MPR Loan corresponding to Remaining SSMRC Capital;

(b)                                 the loan will be due and payable in full on the Buyback Deadline;

(c)                                  SSMRC will guarantee repayment of that portion of the Dowa MPR Loan corresponding to Remaining SSMRC Capital;

(d)                                 Dowa may convert the Dowa MPR Loan plus an additional amount corresponding to the accrued interest on the Dowa MPR Loan to equity in MPR in accordance with Section 10, below, at any time after the earlier of: (i) the date of MPR’s commencement of first commercial production; and (ii) date on which the Remaining Required Capital Contributions are spent or committed to be spent by MPR, and before receipt of repayment in full of the principal and all accrued interest on such Dowa MPR Loan at the time of conversion, by providing 10 days advance written notice to SSMRC.

9.                                      At any time before the earlier of: (i) conversion of the Dowa MPR Loan to equity; and (ii) Substantial Completion of construction of the MPR mine, SSMRC and/or SSMRC Lux may contribute equity to MPR and MPR may use such equity to repay the Dowa MPR Loan and accrued interest.

10.                               If Dowa elects to convert its Dowa MPR Loan to equity, the Participating Interest of SSMRC and SSMRC Lux will be diluted with a dilution multiple of 1.7x based on the following formula:

Dowa’s Participating Interest: (US$50 million + Dowa’s Capital Contributions in excess of US$ 50,000,000 + (Remaining SSMRC Capital contributed by Dowa x 1.7 (which amount is deemed to include all accrued interest))) /(US$ 167,000,000 + total Capital Contributions in excess of initial $167,000,000).

and

SSMRC Lux’s Participating Interest: 100 – 0.005 – Dowa’s Participating Interest

and

SSMRC’s Participating Interest: 0.005%

11.                               If the Participating Interests of SSMRC and SSMRC Lux are diluted in accordance with Section 10, above (“Diluted Interest”), SSMRC and SSMRC Lux will have the right to buy back all or any portion of such Diluted Interest by delivering notice in writing to Dowa and making payment to Dowa, on or before the date that is two years after the earlier of: (i) June 30, 2019; and (ii) Substantial Completion (“Buyback Deadline”) of an amount equal to: the amount of Remaining SSMRC Capital funded by Dowa to acquire such Diluted Interest multiplied by 1.7 plus all costs and expenses incurred by Dowa to acquire and hold such Diluted Interest. By way of example, if Dowa contributed $46,200,000 of Remaining SSMRC Capital to acquire a Participating Interest in excess of 30%, then to buy back such Participating Interest, SSMRC and/or SSMRC Lux would be required to pay to Dowa $78,540,000 or 1.7 times the portion of the Participating Interest to be bought back to acquire and hold such Diluted Interest in the same percentage of Participating Interest.

12.                               If SSMRC and SSMRC Lux do not exercise their right to buy back the Diluted Interest in accordance with Section 11, above, on or before the Buyback Deadline, then Dowa will have the right to sell all or any portion of its Participating Interest corresponding to the Diluted Interest to any third party other than a Restricted Person (which, for greater certainty will be deemed not to include any Japanese mining, smelting or trading company, regardless of whether such company is considered to be a competitor of any Joint Venture Entity, Partner or its Affiliate) without any further consent from any party hereto, subject only to compliance with section 18.5, of the Partner Agreement.

13.                               Dowa’s obligation to fund the Term Loan will be subject to the terms and conditions of the Credit Agreement, but, for greater certainty any advances made pursuant to the Credit Agreement will be made pro rata and concurrent with contribution of the Remaining Required Capital Contributions.

In the event that the Dowa MPR Loan and the Term Loan are outstanding at the same time, both loans will be secured by the same security, and the Term Loan will be repaid in priority to the Dowa MPR Loan.

14.                               If SSMRC/SSMRC Lux’s Participating Interest is diluted below 50.1%, then the Parties will act reasonably in further amending the Partners Agreement to provide that:

(a)                                 in the event that the Participating Interests of SSMRC/SSMRC Lux and Dowa are equal, they will have equal rights with respect to the appointment of Managers; and

(b)                                 in the event that SSMRC/SSMRC Lux’s Participating Interest is less than 50%, Dowa will have the right to appoint a majority of the Managers.

15.                               Subsection (i) of the defined term “Maturity Date” in the Bridge Loan Agreement is hereby revised to be the earlier of the date of contribution of the Matching Contributions and August 31, 2017.

16.                               All other terms and conditions of the Partner Agreement remain in full force and effect, unamended.

17.                               This Amending Agreement may be executed in counterparts and delivered by electronic means, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF the undersigned have caused this Amending Agreement to be executed by their respective duly authorized officers as of June 30, 2017.

MINERA PLATA REAL, S. DE R.L. DE C.V.

By:	/s/ Roger Johnson
Name: Roger Johnson

OPERACIONES SAN JOSÉ DE PLATA S. DE R.L. DE C.V.

By:	/s/ Roger Johnson
Name: Roger Johnson

SERVICIOS SAN JOSÉ DE PLATA S. DE R.L. DE C.V.

By:	/s/ Roger Johnson
Name: Roger Johnson

LOS GATOS LUXEMBOURG S. AR. L.

By:	/s/ Roger Johnson
Name: Roger Johnson

SUNSHINE SILVER MINING & REFINING CORPORATION

By:	/s/ Stephen Orr
Name: Stephen Orr

DOWA METALS & MINING CO., LTD.

By:	/s/ Akira Sekiguchi
Name: Akira Sekiguchi

EXHIBIT A

CREDIT AGREEMENT

Exhibit B

APPROVED PROGRAM – APPROVED BUDGET

Exhibit B APPROVED PROGRAIVi-APPROVED BUDGET Los Gatos Project Minera Plata Real CAPITAL COST SUMMARY 23544855.1

Los Gatos Joint Venture EXHIBITB APPROVED PROGRAM-APPROVED BUDGET Minera Plata Real s 1,635,000 I I 1,2--hlli] !June ').2017 Dowu Funding - -, 14 LGJV LG Pro jec t Fundino Jan lD.MAv June (Bridl!t!) i June Julv Aue:ust Seotember October November December Total SSMRC Matching & Second Sta1---e Co SSMRC Re:mainin .t Contribution ntribution 4,500 000 8.833.333 5.000.000 6.666.667 25.000,000 2,000.000 - 2.000.000 SSMRC Bridl!e Loan Int. Contribution 203.000 203.000 Dowa Second SllllJe ContributioiJ 2.142. 857 2.857.143 5.000.000 Dowa Remaining Contribution 857.143 . 857.14 3 $210M Term Loan Funding 9.090.909 . 9,090.909 VAT Refunds 100.000 100 000 150.000 100. 000 100.000 100.000 100.000 750.000 Total Fundines 100,000 4,600. 000 9,186.333 7.242.857 9,623.810 12,048,052 100,000 42.901.052 Jail ta_May Junc.{llridcc June Julv Aumt5t September October November December Total Dev. Spend 1 CDSll Full Year (Brid!(e & DSI) G&A l> 1.673.000 $ 326. 1 33 $ 326.133 l> 326.133 $ 444.133 $ 462,133 $ 46ry 1 33 l>462.133 $ 2.482.799 s 4,481,932 s 399,384 s44,300 s 3,801,367 s 2,913,661 s 6,903,782 s 7,053,023 s 1,599,840 s 668,000 s 250,000 s 890,000 s 1,399,896 s 900,000 Concessions 399,384 s 399.38-1 Pnvate Concess1ons 44.300 $ 44.300 NW & CZ Development 2.936.000 865.367 $ - NW & CZ Development-2nd Comract 438.616 971.220 971 220 532.605 $ 2.913.661 NW & CZ Develooment-3rd Contract 934.346 1.970.774 2.0ry7,888 1 .970,774 s 6,903.782 MPR Supplies I C'ema>tation Support) 325.882 721 ,596 721.596 1.000,924 1.443.193 1.396.638 1.443.193 s 7.053.023 Fuel 73.920 163.680 163.680 227.040 327.360 316,800 327,360 s1,599,840 Equi )ment P urchase.,c;/Rc:ntals 592.000 38.000 38.000 $ 668.000 PumpmWell 250.000 $ 250,000 Power U/G & Camp 150,000 125.000 125.000 180.000 155.000 155.000 $890,000 Vent Raise: 47.000 263.110 278.910 372.055 362,455 76.366 s 1.089.786 P rmits Chan 'e Use Soil 900,000 s 900.000 EPCM# I 80.000 165,000 215,000 265,000 300 000 310.000 300.000 $ 1.635.000 s4,000,000 s 260,000 s 2,050,000 s 900,000 s 700,000 s 800,000 s 4,200,000 s 1,373.000 P.O Lon 1 Lcac.l Items 1.000.000 1.000.000 1.000.000 1 ,000.000 $4,000,000 Geotechnical Studv TSF + Proc Plant 80,000 80,000 100.000 s 260,000 Canp Constructlon 250,000 500,000 600.000 700.000 $ 2.050,000 Easement Land Ncll.Otiation-Power Grid 150.000 150.000 150.000 150.000 150.000 150.000 s 900,000 Waste Rock Drainage/Sediment Pond 350.000 350,000 $ 700,000 Cantin 1ency 100.000 100.000 100.000 100.000 200.000 200.000 $800 000 $210M Term Loan Upfront Fee 4,:!00,000 $ 4 200,000 SSMRC' Fee M •mt-+ Dowa Expense 593.000 100.000 100,000 140.000 100 000 100.000 140.000 100.000 $ 680.000 Total $ 5.249,000 $ 1,554.610 $ 918,418 s 3,605,923 $ 4,264,685 $ 5.941.502 $ )),796,126 $ 7,046,460 $ 6,846,460 $ 40,419,573 $ 47,223,183